PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITIES

(Offering Highest Daily Lifetime Income v2.1)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated September 13, 2016
to Prospectuses dated April 29, 2016

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference.  This Supplement is intended to revise certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

We are issuing this Supplement to:  (1) replace the “Expense Examples” section in your Prospectus dated April 29, 2016 with the “Expense Examples” section below and (2) replace the “Your Optional Benefit Fees and Charges” table in your Prospectus dated April 29, 2016 with the “Your Optional Benefit Fees and Charges” table that follows the Expense Examples.

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges.”
▪	Insurance Charge
▪	Contingent Deferred Sales Charge (when and if applicable)
▪	Annual Maintenance Fee
▪	Optional benefit fees, as described below

The examples also assume the following for the period shown:
▪	You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses and those expenses remain the same each year*
▪	For each charge, we deduct the maximum charge rather than the current charge
▪	You make no withdrawals of Account Value
▪	You make no transfers, or other transactions for which we charge a fee
▪	No tax charge applies
▪
You elect the Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, which has the maximum optional benefit charge. There is no other combination of optional benefits that would result in higher maximum charges than those shown in the examples.

Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows:

If you surrender your Annuity at the end of the applicable time period:

	1 yr	3 yrs	5 yrs	10 yrs
B SERIES	$1,287	$2,383	$3,509	$6,214
L SERIES	$1,330	$2,505	$3,201	$6,539
C SERIES	$634	$1,918	$3,223	$6,574

If you do not surrender your Annuity, or if you annuitize your Annuity:

	1 yr	3 yrs	5 yrs	10 yrs
B SERIES	$587	$1,783	$3,009	$6,214
L SERIES	$630	$1,905	$3,201	$6,539
C SERIES	$634	$1,918	$3,223	$6,574

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/CHARGE 6	TOTAL ANNUALIZED CHARGE 7 for B SERIES	TOTAL ANNUALIZED CHARGE 7 for L SERIES	TOTAL ANNUALIZED CHARGE 7 for C SERIES
HIGHEST DAILY LIFETIME INCOME v2.1 (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge 8	2.00%	1.45% + 2.00%	1.90% + 2.00%	1.95% + 2.00%
Current Charge	1.00%	1.45% + 1.00%	1.90% + 1.00%	1.95% + 1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge 8	2.00%	1.45% + 2.00%	1.90% + 2.00%	1.95% + 2.00%
Current Charge	1.10%	1.45% + 1.10%	1.90% + 1.10%	1.95% + 1.10%
HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge 8	2.00%	1.45% + 2.00%	1.90% + 2.00%	1.95% + 2.00%
Current Charge	1.40%	1.45% + 1.40%	1.90% + 1.40%	1.95% + 1.40%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT (assessed against greater of Account Value and Protected Withdrawal Value)

Maximum Charge 8	2.00%	1.45% + 2.00%	1.90% + 2.00%	1.95% + 2.00%
Current Charge	1.50%	1.45% + 1.50%	1.90% + 1.50%	1.95% + 1.50%

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6
The charge for each of the Highest Daily Lifetime Income v2.1 benefits listed above is assessed against the greater of Account Value and the Protected Withdrawal Value (PWV). PWV is described in the Living Benefits section of this prospectus.

7
The charge is taken out of the Sub-accounts. For B Series, in all Annuity Years, the current optional benefit charge is in addition to the 1.45% annualized charge of amounts invested in the Sub-accounts. For each of the L Series and C Series the annualized charge for the base Annuity drops after Annuity Year 9 as described below:

Highest Daily Lifetime Income v2.1: 1.00% current optional benefit charge is in addition to 1.45% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Spousal Highest Daily Lifetime Income v2.1: 1.10% current optional benefit charge is in addition to 1.45% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit: 1.40% current optional benefit charge is in addition to 1.45% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit: 1.50% current optional benefit charge is in addition to 1.45% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
8
We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or cancel and later re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for then new contract owners up to the maximum indicated.

PPRTNY21DSUP1